UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                November 26, 2010
                Date of Report (Date of earliest event reported)


                                 ASPA GOLD CORP.
                     (Formerly, Renaissance Bioenergy Inc.)
             (Exact name of registrant as specified in its charter)

                    NEVADA                                       000-53435
(State or other jurisdiction of incorporation)             (Commission File No.)

                        36101 Bob Hope Dr., Suite E5-238
                         Rancho Mirage, California 92270
              (Address of principal executive offices and Zip Code)

                                  760-660-4804
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 8.01 OTHER EVENTS

On November 26, 2010, we entered into and closed an agreement to acquire a 100% (one hundred percent) interest in the 15 (fifteen) unpatented lode mining claims, as well as an additional 12.5% (twelve and one half percent) undivided interest in the 22 (Twenty two) unpatented placer mining claims, included in the Oatman Gold Project (the "Oatman Gold Project Acquisition Agreement") with Backyard Stuff, Inc., Wind Power Energy International, LLC and the other sellers named therein, pursuant to which the Company agreed to acquire the interest of the sellers in the unpatented mining claims, located in Mohave County, Arizona, in exchange for Thirty One Million (31,000,000) shares of our restricted common stock valued at the par value of $0.00001 per share, as well as a net smelter returns royalty based on a sliding scale ranging from 1% (One percent) at a gold spot price of under US$600 (Six hundred dollars) per ounce to 4% (Four percent) at a gold price over US$1,200 (One thousand two hundred dollars) but less than US$1,500 (One thousand five hundred dollars) per ounce to 8% (Eight percent) at a gold price over US$2,400 (Two thousand four hundred dollars) per ounce and a 5% (Five percent) net profit interest.

The 15 (Fifteen) unpatented lode mining claims acquired under this agreement include the King Midas and Argo Mines, as well as the Oatman Southern Mine. This acquisition also brings our total interest in the 22 (Twenty two) unpatented placer mining claims included in the Oatman Gold Project to 62.5% (sixty-two and one-half percent).

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Simultaneously with the closing under the Oatman Gold Project Acquisition Agreement, we issued an aggregate of 11,000,000 (Eleven million) restricted shares of common stock of the Company. The securities were issued to 1 (one) non-U.S. persons (as that term as defined in Regulation S of the Securities Act of 1933), in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

Simultaneously with the closing under the Oatman Gold Project Acquisition Agreement, we issued an aggregate of 20,000,000 (Twenty million) restricted shares of common stock of the Company. The securities were issued to 2 (Two) U.S. persons, as that term is defined in Regulation S of the Securities Act of 1933, relying on Section 4(2) of the Securities Act and/or Rule 506 of Regulation D, promulgated under the United States Securities Act of 1933, as amended.

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
ITEM 9.01 EXHIBITS

10.1 Oatman Gold Project Acquisition Agreement dated November 26, 2010 among ASPA GOLD CORP., f/k/a Renaissance Bioenergy Inc., Backyard Stuff, Inc. and the other sellers identified therein

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 26th day of November, 2010.

                               ASPA GOLD CORP.,
                               f/k/a RENAISSANCE BIOENERGY INC.


                               By: /s/ Ronald Y Lowenthal
                                  ------------------------------------
                               Name:  RONALD Y LOWENTHAL
                               Title: PRESIDENT & CEO


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